Exhibit 99.1

Boenning & Scattergood Field Trip November 2, 2015 CARDINAL FINANCIAL CORPORATION

Forward Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and other reports filed and furnished to the Securities and Exchange Commission.

Our Operating Philosophy: Aggressive on Sales, CONSERVATIVE ON RISK

Business line profile Founded 1998 Retail Banking Offices 31 Headquarters Tysons Corner Fairfax, VA Mortgage Banking Offices 15 Commercial Banking Retail Banking Residential Mortgage Wealth Management and Insurance

Management Team Industry Experience Years in Market Bernard Clineburg Chairman & CEO 44 years 44 Chris Bergstrom EVP, CCO/CRO 33 years 26 Alice Frazier EVP, COO 27 years 24 Dennis Griffith EVP, Chief Lending Officer 42 years 42 Kevin Reynolds EVP, Director of Sales 33 years 33 Mark Wendel EVP, CFO 33 years 9 Bob Brower CEO, George Mason Mortgage 24 years 24

PUBLIC RECOGNITION 2015 Sm-All Stars 6th Appearance - 4th Consecutive Appearance 2015 Bank Performance Scorecard Overall Financial Performance Ranked 25th of 130 Banks Nationwide $1 billion to $5 billion in assets.

Integrated Business Model Regional Teams with Local Expertise Established Market Executives Commercial Retail Mortgage Wealth Management Strategic Business Initiatives Medical Practices Professional Services Nonprofits/Associations Property Management Contractors

Office Locations Map: SNL Financial Banking Office Locations (31) Mortgage Office Locations (15)

Retail banking markets Region 2015 CFNL Banking Offices CFNL Deposit Market Share Total Deposits in Market1 CFNL Deposits Greater Washington MSA $178.3 billion $2.96 billion 31 1.66% Fairfax County, VA $47.5 billion $ 1.60 billion 11 3.37% Loudoun County, VA $ 5.7 billion $264.5 million 3 4.61% Arlington County, VA $ 6.4 billion $222.3 million 5 3.48% Montgomery County, MD $35.0 billion $167.6 million 2 0.48% Manassas, VA (City) $ 1.1 billion $148.2 million 1 13.17% Fairfax, VA (City) $ 2.9 billion $140.1 million 1 4.88% Prince William County, VA $ 4.0 billion $135.6 million 2 3.40% District of Columbia $45.1 billion $ 110.1 million 2 0.24% Alexandria, VA (City) $ 6.1 billion $ 80.6 million 2 1.33% Stafford County, VA $948 million $ 49.3 million 1 5.20% Fredericksburg , VA (City) $ 1.3 billion $ 37.5 million 1 2.98% Source: SNL Financial 1Excludes E-Trade Bank.

Market presence in VA/MD/DC Rank Institution Name State Total Assets ($mm) Total Deposits ($mm) Market Cap ($mm) 1 Union Bankshares Corporation VA $7,498 $5,784 $1,048 2 TowneBank VA $6,055 $4,687 $840 3 Eagle Bancorp, Inc. MD $5,754 $4,825 $1,468 4 Carter Bank & Trust VA $4,797 $4,373 $331 5 Sandy Spring Bancorp, Inc. MD $4,507 $3,247 $687 6 Cardinal Financial Corporation VA $3,765 $2,935 $702 7 Burke & Herbert Bank & Trust Company VA $2,685 $2,233 $422 8 First Community Bancshares , Inc. VA $2,492 $1,920 $340 9 Hampton Roads Bankshares Inc. VA $1,991 $1,674 $355 10 WashingtonFirst Bankshares, Inc. VA $1,524 $1,249 $161 11 American National Bankshares Inc. VA $1,524 $1,234 $207 12 C&F Financial Corporation VA $1,373 $1,043 $126 13 First United Corporation MD $1,343 $1,003 $54 14 Old Line Bancshares, Inc. MD $1,312 $1,084 $168 15 Middleburg Financial Corporation VA $1,242 $1,005 $129 Cardinal Financial Corporation is the 6th largest community bank headquartered in Virginia, Maryland and D.C.

Annual Growth 1From 12/31/2010 through 9/30/2015 Excludes Brokered Deposits CAGR1 Loans: 16.56% Deposits: 14.66% Total Assets: 14.13%

Commercial Lending Profile Loan Portfolio of $2.92 billion Commercial Team of 28 Officers Commercial Real Estate Government Contract Small Business Retail Net Loans Held for Investment Loan Officers Average Industry Experience Average Years In-Market 28 19 Years 17 $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 $2,200,000 $2,400,000 $2,600,000 $2,800,000 $3,000,000 2010 2011 2012 2013 2014 Q3 2015 In millions

Loan Portfolio Mix As of 9/30/2015

Commercial Real Estate Portfolio Recreational As of 9/30/2015

Strong Conservative Credit Culture Source: SNL Financial Complete Listing of Peer Group Used in Appendix Nonperforming Assets to Assets Source: SNL Financial

Deposit Profile Emphasis on core deposits and increasing relationships 6 Business Deposit Officers Aggressive deposit campaigns with strategic follow-up marketing Total Deposits1 Area # of Officers Average Industry Experience Average Years In-Market Retail Officers 31 23 Years 22 Business Deposit Officers 6 12 Years 20 Leadership 4 27 Years 25 1Excludes Brokered Deposits and includes customer repurchase accounts - Repurchase Agreements $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 $2,200,000 $2,400,000 $2,600,000 $2,800,000 2011 2012 2013 2014 Q3 2015 In millions

Core Deposit Base & Non-interest bearing deposits 1Excludes Brokered Deposits and includes customer repurchase accounts $2.649 billion as of 9/30/2015 $- $100 $200 $300 $400 $500 $600 $700 Millions Non - Interest Bearing Deposits

Cardinal is Well Capitalized  Average Tang. Common Equity/Tang. Assets National Peer Group (see Appendix A)reported as of 6/30/15 Source: SNL Financial

Mortgage Banking Profile George Mason Mortgage operates 15 branches in 13 counties, throughout Virginia, Maryland, and the District of Columbia #1 Purchase Money Lender in Washington Metro DC per MetroStudy Q2 2015 began mandatory delivery to improve margins Approximately 33% of closed loans are FHA/VA GMM Loan Officers Q3 2015 162

Full Service Brokerage Services1 Investment Management $300 Million Assets Under Management Insurance2 Wealth Management/Insurance Profile 1 Securities offered through Raymond James Financial Services, Inc., Member FINRA/SIPC, and are: • Not deposits • Not insured by FDIC or any other government agency • Not guaranteed by Cardinal Bank • Subject to risk, may lose value. Cardinal Bank and Cardinal Wealth Services are independent of Raymond James Financial Services. 2 Cardinal Bank Insurance, Inc. owns a minority interest in Bankers Insurance LLC, the 6th largest agency in Virginia. Senior Management Average Industry Experience Average Years In-Market 2 25 Years 19

Financial Highlights 2011 2012 2013 2014 9/30/15 Assets In billions $2.06 $3.04 $2.89 $3.40 $3.88 Loans In billions $1.63 $1.80 $2.04 $2.58 $2.92 Core Deposits In billions $1.32 $1.63 $1.78 $2.22 $2.52 Net Income In thousands $27,998 $45,297 $25,510 $32,683 $38,319 Return on Assets 1.27% 1.70% 0.92% 1.14%1 1.43% Return on Equity 11.58% 16.02% 7.96% 9.87%1 12.81% 1 – Before M&A expense and one-time litigation expenses

Strategic Growth De Novo Expand DC/Montgomery County Presence New Banking Offices Smaller Footprint Targeted Industry Initiatives Mergers & Acquisitions Washington MSA Markets with Growth Potential Strong Local Management to lead Regional Market Teams Complementary Product Line Offering Attractive Branch Network

DIVIDEND PERFORMANCE 1 – Annualized based on dividends year to date 1 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% Dividend Payout Ratio

Total Return % COMPARISON Source: SNL Financial 17.56% 31.81% 53.46% 147.90% 9.93% 11.67% 16.95% 120.21% 10.73% 22.81% 73.07% 134.26% 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% 140.00% 160.00% YTD as of 10/27/15 One Year Three Year Five Year Cardinal Regional Competitors National Competitors

Investment Summary Attractive Franchise In Top 10 MSA 2nd largest community bank headquartered in Washington M.S.A. 6th largest community bank headquartered in VA/MD/DC Aggressive On Sales, Conservative On Risk Proven Consistent double digit organic growth rates in loans and deposits Consistent pristine asset quality Acquisition Experience UFBC completed in 6 months, exceeding cost saves and high deposit retention Branch acquisition in 2014, accretive immediately, and high deposit retention Experienced Leadership Team Shareholder focused Dividend has increased 750% since 2009 Dividend payout ratio targeted at 25-35% of earnings Named to the Sandler O’Neill + Partners Sm-All Stars List for 2015 The only bank with six appearances and four consecutive appearances

STOCK PROFILE: CFNL (NASDAQ) Share Price (10/26/15) $22.94 52 Week Range $17.62 - $24.20 Shares Outstanding (as of 10/26/15) 32,210,000 Market Capitalization $ 738.9 Million Average Daily Volume 118,511 Price /Book (9/30/15) 1.82X Price /Tangible Book (9/30/15) 2.01X

Our Operating Philosophy: Aggressive on Sales, CONSERVATIVE ON RISK

APPENDIX A Peer Comparisons

Regional Peer Group Source: SNL Financial Includes VA/MD/DC Banks with Assets between $1.00b and $6.00b Company Name Ticker Total Assets Reported 2Q 2015 ($000) Access National Corp. ANCX $1,166,122 American National Bankshares Inc. AMNB $1,524,356 C&F Financial Corporation CFFI $1,372,936 Cardinal Financial Corporation CFNL $3,765,274 Carter Bank & Trust CARE $4,796,721 Community Bankers Trust Corporation ESXB $1,159,131 Community Financial Corporation TCFC $1,126,736 Eagle Bancorp Inc. EGBN $5,753,803 Eastern Virginia Bancshares Inc. FCBC $1,219,191 First Community Bancshares, Inc. FCBC $2,491,798 First United Corp. FUNC $1,343,071 Hampton Roads Bankshares Inc. HMPR $1,991,303 Middleburg Financial Corporation MBRG $1,241,985 Monarch Financial Holdings, Inc. MNRK $1,170,675 National Bankshares Inc. NKSH $1,148,271 Old Line Bancshares Inc. OLBK $1,312,031 Sandy Spring Bancorp, Inc. SASR $4,507,367 Shore Bancshares Inc. SHBI $1,084,352 WashingtonFirst Bankshares, Inc. WFBI $1,524,470

National Peer Group Source: SNL Financial Includes Banks with Assets between $3.00b and $4.00b Company Name Ticker Total Assets Reported 2Q 2015 ($000) Bridge Bancorp Inc. BDGE $3,428,105 Cardinal Financial Corporation CFNL $3,765,274 CenterState Banks CSFL $3,873,209 Century Bancorp Inc. CNBKA $3,913,818 City Holding Co. CHCO $3,512,623 CoBiz Financial Inc. COBZ $3,166,092 Community Bank CYHT $3,400,000 Community Trust Bancorp Inc. CTBI $3,770,057 ConnectOne Bancorp, Inc. CNOB $3,660,057 Enterprise Financial Services EFSC $3,371,078 Fidelity Southern Corp. LION $3,374,938 Financial Institutions, Inc. FISI $3,359,459 First Bancorp FBNC $3,211,519 First Busey Corp. BUSE $3,885,274 Hanmi Financial Corp. HAFC $3,970,770 Heritage Financial Corp. HFWA $3,480,324 Lakeland Bancorp LBAI $3,699,127 Lakeland Financial Corporation LKFN $3,572,106 MainSource Financial Group, Inc. MSFG $3,240,194 Metro Bancorp Inc. METR $3,001,357 Peapack-Gladstone Financial PGC $3,118,170 Peoples Bancorp Inc. PEBO $3,210,425 Seacoast Banking Corp. of FL SBCF $3,233,588 Square 1 Financial Inc. SQBK $3,912,503 State Bank Financial Corp. STBZ $3,300,308 TriCo Bancshares TCBK $3,893,855 TriState Capital Holdings Inc. TSC $3,017,161 Washington Trust Bancorp Inc. WASH $3,644,477

Credit Quality Ranking Source: SNL Financial Regional Peers Ticker NPAs/Assets (%) 2Q 2015 Cardinal Financial Corporation CFNL 0.06 Old Line Bancshares Inc. OLBK 0.38 Monarch Financial Holdings MNRK 0.38 C&F Financial Corp. CFFI 0.66 Eagle Bancorp Inc. EGBN 0.68 WashingtonFirst Bankshares Inc. WFBI 0.69 Access National Corp. ANCX 0.88 Sandy Spring Bancorp Inc. SASR 0.93 First Community Bancshares Inc. FCBC 1.49 National Bankshares Inc. NKSH 1.68 Community Bankers Trust Corp. ESXB 1.71 Eastern Virginia Bankshares EVBS 1.92 Middleburg Financial Corp. MBRG 1.98 First United Corp. FUNC 2.59 Carter Bank & Trust CARE 2.78 Community Financial Corp. TCFC 2.96 Shore Bancshares Inc. SHBI 3.21 Hampton Roads Bankshares Inc. HMPR 4.10 American National Bankshares AMNB N/A National Peers Ticker NPAs/Assets (%) 2Q 2015 Cardinal Financial Corporation CFNL 0.06 Bridge Bancorp Inc. BDGE 0.11 Century Bancorp Inc. CNBKA 0.18 Financial Institutions Inc. FISI 0.32 ConnectOne Bancorp, Inc. CNOB 0.42 First Busey Corp. BUSE 0.47 Square 1 Financial Inc. SQBK 0.47 Enterprise Financial Services EFSC 0.58 Lakeland Financial Corp. LKFN 0.61 Community Bank CYHT 0.62 MainSource Financial Group MSFG 0.68 Peapack-Gladstone Financial PGC 0.70 Heritage Financial Corp. HFWA 0.71 Washington Trust Bancorp Inc. WASH 0.80 Lakeland Bancorp LBAI 0.88 TriState Capital Holdings Inc. TSC 0.90 CenterState Banks CSFL 1.04 Hanmi Financial Corp. HAFC 1.22 CoBiz Financial Inc. COBZ 1.25 City Holding Co. CHCO 1.30 Seacoast Banking Corporation of FL SBCF 1.51 Fidelity Southern Corp. LION 1.59 Metro Bancorp Inc. METR 1.75 Republic Bancorp Inc. RBCAA 1.79 TriCo Bancshares TCBK 2.07 First Bancorp FBNC 2.68 State Bank Financial Corp STBZ N/A Peoples Bancorp Inc. PEBO N/A

Boenning & Scattergood Field Trip November 2, 2015 CARDINAL FINANCIAL CORPORATION